                              STANDARD OFFICE LEASE


1. BASIC LEASE PROVISIONS ("BASIC LEASE PROVISIONS")

1.1 PARTIES: This Lease, dated, for reference purposes only, September 11, 1996 is between K/B FUND II, a Delaware general partnership ("Landlord"), and EPL TECHNOLOGIES, INC., a Colorado corporation, doing business under the name EPL TECHNOLOGIES, INC. ("Tenant").

1.2 PREMISES: Suite Number(s) 245, 2nd floor, consisting of approximately six thousand six hundred and seventy-four (6,674) rentable square feet, more or less, as shown on Exhibit "A" hereto (the "Premises").

1.3 BUILDING: The building located at Scott Way and Route 291 in the City of Tinicum, County of Delaware, State of Pennsylvania, as defined in paragraph 2.

1.4 USE: General Office, subject to paragraph 6.

1.5 TERM: Sixty (60) months commencing, subject to paragraph 3.2, October 15, 1996 ("Commencement Date") and ending October 14, 2001, as defined in paragraph
3. Accordingly, if Tender of Possession (as hereinafter defined) is delayed pursuant to paragraph 3.2, the termination date shall be extended by the number of days Tender of Possession is delayed beyond October 15, 1996.

1.6 BASE RENT: Ten thousand two hundred sixty-one dollars and twenty-eight cents ($10,261.28) per month, payable on the First (1st) day of each month per paragraph 4.1.

         LEASE PERIOD           ANNUAL BASE RENT        MONTHLY BASE RENT
         ------------           ----------------        -----------------
         10/15/96 -11/14/96       N/A                    Free Rent
         11/15/96 -10/14/98       $123,135.36             $10,261.28
         10/15/98 -10/14/99       $124,803.84             $10,400.32
         10/15/99 -10/14/00       $126,472.32             $10,539.36
         10/15/00 -10/14/01       $128,140.80             $10,678.40

         These dates may be adjusted pursuant to paragraph 3.2. It is understood that in all cases Tenant shall receive one (1) month's free rent.

1.6(a) ELECTRIC: N/A.

1.7 BASE ALLOWANCE: The annualized dollar amount which results by multiplying the sum of Base Year 1996 expenses by the rentable square footage of the Building.

1.8 BASE RENT INCREASE: Intentionally Omitted.

1.9 BASE RENT PAYABLE UPON COMMENCEMENT: Intentionally Omitted

1.10 SECURITY DEPOSIT: $10,261.28.


1.11 TENANT'S SHARE OF OPERATING EXPENSE INCREASE: 2.2% as defined in paragraph 4.2.

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1.12 Intentionally Omitted.

1.13 PARKING: Tenant shall be entitled to parking for twenty-three (23) automobiles, subject to paragraph 2.2.

1.14 LISTING BROKER: The Flynn Company.

1.15 COOPERATING BROKER: John M. Gola Company, Inc. A "cooperating broker" is defined as any broker other than the Listing Broker entitled to a share of any commission arising under this Lease.

1.16 ERISA PARTY: Landlord is not an employee benefit plan as that term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), or a trust formed to hold assets of one or more such plans or an entity owned by such a plan or trust (each of which is referred to in this Lease as an "ERISA Party"). Paragraph 48 of this Lease shall apply if Landlord is an ERISA Party. Paragraph 12.13 of this Lease shall apply if Landlord is an ERISA Party or if an ERISA Party subsequently becomes Landlord.

1.17 LANDLORD ALTERATIONS, IMPROVEMENTS OR ADDITIONS: Landlord will be making alterations improvements or additions to the Premises in conjunction with this Lease and therefore Paragraph 7.5(b) shall apply to this Lease.


2. PREMISES, PARKING AND COMMON AREAS.

2.1 PREMISES: The Premises are a portion of a building identified in paragraph
1.3 of the Basic Lease Provisions (the "Building"). "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, as defined in paragraph 2.3, the land upon which the same are located, along with the other two office buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project". Landlord hereby leases the Premises to Tenant and Tenant leases the Premises from Landlord for the term, at the rental, and upon all of the conditions set forth herein, including rights to the Common Areas as herein specified.

2.1.1 Landlord reserves the right to relocate Tenant once during the term of this Lease subject to the following conditions:

                  (a) The rentable area of the new location in the Office Building Project shall be similar in layout and at least equal to the Premises (subject to a variation of no more than 3%) provided the amount of Rent payable pursuant to paragraph 4 of this Lease is not increased; provided, further, that Rent and Tenant's Share shall be equitably reduced if such space is smaller;

                  (b) If the then prevailing Rent for the new location is less than the amount being paid for the Premises, the Rent shall be reduced to equal the Rent for the new location;

                  (c) Landlord shall pay the cost of providing building standard improvements in the new location comparable to the improvements in the Premises to the reasonable satisfaction of Tenant, which shall be completed before Tenant takes possession of the new space;

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                  (d) Landlord shall pay the expenses reasonably incurred by
         Tenant in connection with such substitution of Premises, including but not limited to costs of moving, door lettering, telephone relocation and announcements and reasonable quantities of new stationery; and

                  (e) Landlord shall deliver to Tenant written notice of Landlord's election to relocate Tenant, specifying the new location and the amount of Rent payable for it at least ninety (90) days prior to the date the relocation is to be effective. If the relocation of the Premises is not acceptable to Tenant, Tenant for a period of ten (10) days after receipt of Landlord's notice to relocate, shall have the right (by delivering written notice to Landlord) to terminate this Lease effective thirty (30) days after delivery of written notice to Landlord.

2.2 VEHICLE PARKING. Subject to the rules and regulations attached hereto, and as established by Landlord from time to time pursuant to paragraph 2.4, Tenant shall be entitled to unreserved parking in the Office Building Project for the number of automobiles specified in paragraph 1.13 of the Basic Lease Provisions. Landlord reserves the right to charge for additional parking spaces.

2.2.1 If Tenant violates the parking rules then in effect, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

2.2.2 Monthly parking fees for spaces in excess of 23 shall be payable one month in advance prior to the first day of each month.

2.3 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant and other lessees of the Office Building Project and their invitees. As used in this Lease, the term "invitees" means the employees, visitors, suppliers, shippers and customers of Landlord, Tenant and other lessees of the Office Building Project. The Common Areas include, but are not limited to, common entrances, lobbies, corridors, stairways and stairwells, public rest rooms, elevators, escalators, parking areas and parking spaces to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, parkways, ramps, driveways, landscaped areas, windows, air shafts, walkways, parking spaces and decorative walls.

2.4 COMMON AREAS - RULES AND REGULATIONS. Tenant agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project, and to cause its invitees to so abide and conform. Landlord or such other person (s) as Landlord may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Such modifications and amendments shall be in writing, reasonable and not inconsistent with the terms of this Lease. Landlord shall not be responsible to Tenant for the noncompliance with said rules and regulations by other lessees of the Office Building Project or their invitees but will enforce such rules and regulations consistently.

2.5 COMMON AREAS - CHANGES. Landlord shall have the right, in Landlord's sole discretion, from time to time:

                  (a) To make changes to the Building interior and exterior and the Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance

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         thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Landlord shall at all times provide the parking facilities required by applicable law and this Lease;

                  (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                  (c) To designate other land and improvements outside the present or future boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

                  (d) To add additional buildings and improvements to the Common Areas.

                  (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project or any portion thereof;

                  (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and the other portions of the Office Building Project as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

Notwithstanding the foregoing, Tenant's access to the Premises and ability to use and enjoy the Premises shall not be materially affected by Landlord.

3. TERM.

3.1 TERM. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

3.2 DELAY IN POSSESSION. Notwithstanding said Commencement Date, if for any reason Landlord, despite using best efforts, cannot cause Tender of Possession to occur on or before said date and subject to paragraph 3.2.2, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof; but, in such case, Tenant shall not be obligated to pay Rent or perform any other obligation of Tenant under the terms of this Lease, except as may be otherwise provided in this Lease, until Tender of Possession; provided, however, that if Landlord shall not have caused Tender of Possession to occur within sixty (60) days following said Commencement Date, Tenant may, at Tenant's option, by written notice to Landlord within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder, except that Landlord shall return any money previously deposited by Tenant. If Tenant's written notice is not received by Landlord within said ten
(10) day period, Tenant's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Landlord shall use its best efforts to cause Tender of Possession to occur on or before October 15, 1996. Tenant shall receive a credit against Base Rent first coming due in the amount of $342.04 for every day beyond October 15, 1996 that Tender of Possession has not occurred because of Landlord's failure to use such best efforts. Before making any change to the construction described in Exhibit C because of code requirements, or

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existing building conditions, Landlord shall notify Tenant and give Tenant reasonable input with respect to such change.

3.2.1 POSSESSION TENDERED - DEFINED. Possession of the Premises shall be deemed tendered to Tenant ("Tender of Possession") when (1) the improvements to be provided by Landlord under this Lease are substantially completed in a good and workmanlike manner and in accordance with Exhibit C and all laws, (2) the Building utilities are ready for use in the Premises, (3) Tenant has reasonable access to the Premises, (4) state and local certificates of occupancy have been issued, and (5) ten (10) days shall have expired following advance written notice to Tenant of the occurrence of the matters described in (1), (2) (3) and
(4), above of this paragraph 3.2.1.

3.2.2 DELAYS CAUSED BY TENANT. There shall be no abatement of Rent, and the sixty (60) day period following the Commencement Date before which Tenant's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by wrongful or negligent acts or omissions of Tenant, Tenant's agents, employees and contractors.

3.3 EARLY POSSESSION. If Tenant occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, and such occupancy shall not change the termination date.

3.4 UNCERTAIN COMMENCEMENT. Because the commencement of the Lease term shall occur on the date of Tender of Possession, or Tenant's actual occupancy, whichever occurs first, Tenant and Landlord shall execute an amendment to this Lease establishing the date of Tender of Possession or the actual taking of possession by Tenant, whichever first occurs, as the Commencement Date, and establishing the actual termination date, if the Lease term does not in fact commence on the scheduled October 15, 1996 commencement date.

3.5 PUNCH LIST. Landlord shall diligently complete punchlist items.


4. RENT.

4.1 BASE RENT. Subject to adjustment as provided in paragraph 4.3 and except as may be otherwise expressly provided in this Lease, Tenant shall pay Landlord the Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Rent for any period during the term which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

4.2 OPERATING EXPENSE INCREASE. Tenant shall pay to Landlord during the term of this Lease Tenant's Share, as defined in paragraph 4.2(a), of all estimated increases in Operating Expenses, as defined in paragraph 4.2(b), above the Base Allowance, as defined in paragraph 1.7 of the Basic Lease Provisions. Payments of Tenant's Share in excess of the Base Allowance are due and payable monthly on the same date as the Base Rent. Tenant's Share of the increase may be adjusted by Landlord on a quarterly basis should the actual Operating Expenses exceed the then current reasonable estimates. Within sixty (60) days after the expiration of each calendar year, Landlord shall provide Tenant with a reasonably detailed statement showing the actual increase/decrease in Operating Expenses over the Base Allowance for the prior year. If payments made by Tenant pursuant to this paragraph are less than or exceed the amounts shown in any statement then Tenant's account will be adjusted to reflect the amounts

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due. All deficiencies are payable upon receipt of invoice and all credits will be applied by Landlord to the next installment of Operating Expense reimbursement unless this Lease has terminated in which case they shall promptly be paid to Tenant. Concurrently, with the remittance of the prior year statement, or as soon thereafter as is reasonably possible, Landlord shall advise Tenant of the then current year's estimate of Operating Expenses as well as the monthly payment due thereon. Any deficiencies in the monthly billings that may have accrued from either the commencement date of the Lease or the first day of any subsequent calendar year, shall be due and payable upon receipt by Tenant of an invoice from Landlord.

                  (a) "Tenant's Share" is defined as the product derived by multiplying the percentage set forth in paragraph 1.11 of the Basic Lease Provisions by the then current year's Operating Expenses less Landlord's Base Allowance. The percentage set forth in paragraph 1.11 is calculated by dividing the rentable square footage of the Premises by the total rentable square footage of the Building as defined by Landlord. It is understood and agreed that the square footage figures are approximations which Landlord and Tenant agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Building. Notwithstanding any provision of this paragraph to the contrary, if the Building is less than ninety (90%) percent leased as of the last day of any calendar quarter an adjustment may be made with respect to expenses that vary with occupancy in Tenant's Share for such quarter to reflect at least eighty (80%) percent of the rentable area of the Building as being leased. The formula for such computation shall be a ratio, the numerator of which is Tenant's rentable square footage as stated in paragraph 1.2 of the Basic Lease Provisions and the denominator of which is the amount which results when the total rentable square footage of the Building is reduced by twenty (20%) percent.

                  (b) "Operating Expense(s)" is defined to include all costs incurred by Landlord in the exercise of its reasonable discretion, for:

                           (i) The operation, repair, maintenance, and
                  replacement, in a neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

                                    (aa) The Common Areas, including their
                           surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, lighting facilities, building exteriors and roofs, fences and gates;

                                    (bb) All heating, air conditioning,
                           plumbing, electrical systems, life safety equipment, telecommunications equipment, elevators and escalators, lessee directories, fire detection systems, sprinkler systems and other equipment used in common by, or for the benefit of, occupants of the Office Building Project;

                           (ii) Trash disposal, janitorial and security
                  services;

                           (iii) Any other service to be provided by Landlord
                  that is elsewhere in this Lease stated to be an "Operating Expense";

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                           (iv) Premiums for the liability and property
                  insurance policies (including, but not limited to, earthquake, flood and boiler and machinery insurance, if carried) maintained by Landlord;

                           (v) Real property taxes payable by Landlord under
                  paragraph 10.1;

                           (vi) Water, sewer, gas, electricity, and other
                  publicly mandated services to the Office Building Project;

                           (vii) Wages, salaries and applicable fringe benefits
                  and materials, supplies and tools, used in maintaining and cleaning the Office Building Project;

                           (viii) Maintaining and auditing accounting records
                  and a management fee (at market rates) attributable to the operation of the Office Building Project.

                           (ix) Replacing and/or adding improvements mandated by
                  any governmental agency as a result of laws enacted after the date hereof, and any repairs or removals necessitated thereby amortized over their useful life as determined in the reasonable judgment of Landlord's accountant (including interest on the unamortized balance as reasonably determined by Landlord's accountant);

                           (x) Replacing equipment or improvements that have a
                  useful life for depreciation purposes of five (5) years or less, as determined in the reasonable judgment of Landlord's accountant, amortized over such life (including interest on the unamortized balance as reasonably determined by Landlord's accountant);

                           (xi) Replacing and/or adding any equipment, device or
                  capital improvement to reduce operation or maintenance expenses with respect to the Office Building Project to the extent actually reduced in Landlord's reasonable determination, amortized over its useful life as determined in the reasonable judgment of Landlord's accountant (including interest on the unamortized balance as reasonably determined by Landlord's accountant).


                  (c) Landlord shall make a reasonable allocation of Operating Expenses that affect the entire Office Building Project among the three buildings comprising the same. Tenant's Share of Operating Expense Increase shall be prorated for any calendar year, part of which falls within the term of this Lease and part of which does not. Notwithstanding anything to the contrary, within ninety (90) days after Tenant's receipt of the statements described in this paragraph 4.2, Tenant may audit Landlord's books and records with respect to the same.

                  (d) Notwithstanding anything to the contrary set forth in this Lease, Operating Expenses shall not include the items set forth in this subparagraph (d).

                           (i) Leasing commissions and other expenses incurred
                  for leasing, renovating or improving space for tenants or enforcing the terms of any leases.

                           (ii) Costs incurred in renovating, improving,
                  decorating, painting or redecorating vacant space or space for tenants.

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                           (iii) Landlord's cost of electricity or other
                  services sold to tenants for which Landlord is to be reimbursed under the lease with that tenant.

                           (iv) Replacement of equipment or improvements having
                  a useful life in excess of five (5) years, as determined by generally accepted accounting principles, unless they are the type described in subparagraphs 4.2(b)(ix) or (xi), in which case it shall be included.

                           (v) Depreciation or amortization on the Building.

                           (vi) Interest on debt or amortization payments on
                  mortgages or any other debt for borrowed money.

                           (vii) Items Landlord provides selectively to one or
                  more tenants of the Building other than Tenant.

                           (viii) Advertising and promotional expenditures, and
                  costs for services or supplies not obtained at market rates.

                           (ix) Repairs or other work needed because of fire or
                  other casualty or causes insured against by Landlord, or to the extent Landlord's insurance required under this Lease would have provided insurance, whichever is greater; provided, that a commercially reasonable deductible may be included as part of Operating Expenses.

                           (x) Any costs, fines or penalties incurred because
                  Landlord violated any governmental law or regulation, or to repair original construction defects.

                           (xi) Costs incurred to test, survey, clean up,
                  contain, abate, remove or otherwise remedy hazardous substances or asbestos containing materials.

                           (xii) Any fines or penalties for late payment of
                  taxes.

                           (xiii) Federal, state or local income taxes,
                  franchise, gift, transfer, excise, capital stock, estate, succession or inheritance taxes.

4.3 BASE RENT INCREASE.

4.3.1 At the times set forth in paragraph 1.6 of the Base Lease Provisions, the monthly Base Rent payable under paragraph 4.1 of this Lease shall be increased.

4.4 DEFINITION OF RENT. The capitalized term "Rent", as used in this Lease, shall mean the Base Rent plus Tenant's Share of Operating Expense Increase.


5. SECURITY DEPOSIT. Tenant shall deposit with Landlord upon execution hereof the security deposit set forth in paragraph 1.10 of the Basic Lease Provisions as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, subject to applicable notice and grace periods, Landlord may use, apply or retain all or any portion of said deposit for the payment of any Rent or other charge in default, for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten (10) days after written demand deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount then required of Tenant. If the Base Rent shall at anytime, increase during the term of this Lease, Tenant shall, at the time of such increase, deposit with Landlord additional money as a security deposit so that the total amount of the security deposit held by Landlord shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph
1.6 of the Basic Lease Provisions. Landlord shall not be required to keep said security deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, subject to applicable notice and grace periods, said deposit, or so much thereof as has not been applied by Landlord as provided in this paragraph 5, shall be promptly returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) after the term expires and Tenant vacates the Premises. No trust relationship is created herein between Landlord and Tenant with respect to said Security Deposit.

6. USE.

6.1 USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions and for no other purpose.

6.2 COMPLIANCE WITH LEGAL AND INSURANCE REQUIREMENTS. Tenant shall, at Tenant's expense, promptly comply with all applicable statutes, ordinances, rules, regulations and orders and reasonable and customary requirements of insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating to the manner Tenant uses the Premises. Tenant shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will create waste or a nuisance or shall unreasonably disturb other occupants of the Office Building Project. Notwithstanding the foregoing, in no case shall this provision be construed as requiring Tenant to make any structural changes to the Premises or the Building or change or install systems. Landlord represents and warrants that on the date of Tender of Possession, the Premises will comply will all applicable laws, ordinances, rules and regulations ("Laws") and that Tenant's use is permitted under all Laws. Landlord further represents and warrants that all easements, covenants and restrictions of record permit such use. Landlord shall be responsible for any failure of the Building to comply with Laws.

6.3 CONDITION OF PREMISES.

                  (a) Upon delivery of possession to Tenant the Premises shall be clean and the plumbing, lighting, air conditioning, and heating system in the Premises shall be in a good operating condition. Tenant shall promptly notify Landlord in writing of any claimed violation of the foregoing warranty, setting forth with specificity the nature of the violation. If there has been a violation, Landlord shall promptly after receipt of such notice from Tenant, at Landlord's sole cost, rectify such violation.

                  (b) Except as otherwise provided in this Lease, Tenant hereby accepts the Office Building Project in its "as is" condition as of the date of delivery of possession of the Premises to Tenant, subject to all applicable municipal, county and state laws, ordinances and regulations governing and regulating the use of the Office Building, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Landlord nor any agent of Landlord has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Tenant's business.


7. MAINTENANCE, REPAIRS, ALTERATIONS AND ADDITIONS.

7.1 MAINTENANCE AND REPAIR - LANDLORD'S OBLIGATIONS. Landlord shall maintain (and replace, if necessary) the Common Areas of the Office Building Project, the roof, bearing walls and other structural elements of the Building, and the plumbing, heating, ventilating, air conditioning, elevator, electrical and other systems of the Building in good working order and condition. Except as provided in paragraphs 9.5 and 11.5, there shall be no abatement of Rent or liability of Landlord on account of any injury or interference with Tenant's business with respect to any improvements, alterations or repairs made by Landlord to the Office Building Project or any part thereof if Landlord and its agents, employees and contractors use reasonable care. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

7.2 MAINTENANCE AND REPAIR - TENANT'S OBLIGATIONS. During the term of this Lease, Tenant shall take good care of the Premises and fixtures therein except structural elements and building systems, and maintain them in good order, condition and repair equal to the original work, ordinary and reasonable wear and damage by fire or other casualty or condemnation excepted. During the term of this Lease, Tenant shall maintain at its own expense any plumbing facilities located within the Premises serving only the Premises, except the rest rooms located in the core of the Building, in good order, condition and repair to the reasonable satisfaction of Landlord. Upon surrender of the Premises to Landlord, Tenant shall deliver the Premises to Landlord, broom clean, in as good order, condition and repair as they were upon delivery of possession to Tenant, ordinary and reasonable wear and tear and damage by fire or other casualty or condemnation excepted.

7.2(A) Notwithstanding the foregoing, all fit-out work performed by Landlord pursuant to Exhibit C that would otherwise be the responsibility of Tenant to repair or replace shall be repaired or replaced by Landlord at its sole expense to the extent the same is necessary at any time within one (1) year after the date of Tender of Possession. Landlord shall not be responsible for reasonable wear and tear to such fit-out work.

7.3 ALTERATIONS AND ADDITIONS.

                  (a) Tenant shall not, without Landlord's prior written consent, not to be unreasonably withheld, delayed or conditioned, make any alterations, improvements or additions in, on or about the Premises or the Office Building Project. At the expiration of the term, Landlord may require the removal of any or all of said alterations, improvements or additions and the restoration of the Premises and the Office Building Project to their prior condition, at Tenant's expense. Should Landlord permit Tenant to make any alterations, improvements or additions, Tenant shall use only contractors expressly approved by Landlord. In addition, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, with a lien and completion bond in an amount equal to one and one half times the estimated cost of such improvements, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work. Such contractors shall carry liability insurance of a type and in such reasonable amounts as Landlord shall reasonably require, naming Landlord and Tenant as additional insureds. Before commencing the work, such contractors shall furnish Landlord with certificates of insurance evidencing such coverage and with evidence of recording of a fully executed waiver of mechanics' liens. Tenant shall also maintain a policy of Builder's Risk for such work. Should Tenant make any alterations, improvements or additions without the prior approval of Landlord, or use a contractor not expressly approved by Landlord, Landlord may, at any time during the term of this Lease, require that Tenant remove any part or all of such work. Notwithstanding the foregoing, nonstructural alterations, improvements or additions may be made without Landlord's consent, but upon at least 10 days notice to Landlord; provided, that Landlord has obtained any required consents from the municipal authorities, which consents Landlord shall diligently pursue upon Tenant's request. The fees for any such consents or approvals shall be paid for by Tenant.

                  (b) Tenant shall present any alteration, improvement or addition in or about the Premises or the Office Building Project that Tenant desires to make to Landlord in written form, with proposed detailed plans. If Landlord consents to such alteration, improvement or addition, the consent shall be deemed conditioned upon Tenant acquiring a permit to do so from the applicable government agencies, furnishing a copy thereof to Landlord prior to the commencement of the work, and compliance by Tenant with all conditions of said permit in a prompt and expeditious manner.

                  (c) Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

                  (d) Tenant shall give Landlord not less than ten (10) days' notice prior to the commencement of any work in the Premises by Tenant. Landlord shall have the right to post notices of non-responsibility in or on the Premises or the Building. If Tenant, in good faith, contests the validity of any lien, claim or demand regarding the work, then Tenant shall, at its sole expense, defend itself and Landlord and Landlord's agents against the same and shall pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against Landlord or Landlord's agents or the Premises or the Building or the Office Building Project, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to such contested lien claim or demand indemnifying Landlord and Landlord's agents against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord's reasonable attorneys' fees and costs in participating in such action if Landlord decides it is in Landlord's best interest to participate.

                  (e) All alterations, improvements and additions made by Tenant shall be done in a good, workmanlike, manner with good quality materials and shall become upon installation the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Landlord requires their removal pursuant to paragraph 7.3(a). Any trade fixtures installed and paid for by Tenant may, in the event Tenant is not in default beyond applicable notice and grace periods under this Lease, be removed by Tenant during the term of this Lease and shall upon demand by Landlord be removed upon expiration of the term. Tenant shall in all events promptly repair any damage caused by removal of trade fixtures.

                  (f) Tenant shall provide Landlord with as-built plans and specifications for any alterations, improvements or additions.

7.4 UTILITY ADDITIONS. Landlord reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Landlord or Tenant, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Tenant's use of the Premises.

7.5 AMERICANS WITH DISABILITIES ACT.

                  (a) The provisions of the paragraph 7.5(a) will apply only if Landlord will not be making alterations improvements or additions to the Premises in conjunction with this Lease.

Tenant acknowledges that Landlord will not be making any alterations, improvements or additions to the Premises under this Lease. In establishing the Rent under this Lease the Landlord has relied on the agreement between Tenant and Landlord that Landlord will not be required to make any alterations, improvements or additions to the Premises. Landlord has made no representation to Tenant that the Premises comply with or will comply with the Americans with Disabilities Act (the "Act"). Tenant agrees to and shall be responsible for all cost and expense incurred in connection with any alterations, improvements and changes necessary to ensure compliance with the Act. It is the intent of this paragraph that any alterations, improvements or additions required by the Act with regard to the Premises, whether resulting from amendments to the Act or otherwise shall be the sole responsibility of Tenant. Tenant covenants and agrees to and does hereby indemnify, defend and hold Landlord harmless from and against all liability (including, without limitation, attorneys' fees and court costs) that Landlord may actually sustain by reason of Tenant's breach of its obligations under this paragraph. In the event that Tenant fails to comply with its obligations under this paragraph for a period of ten (10) days after written notice from Landlord to Tenant specifying the action required to be taken, Landlord shall have the right, but not the obligation, to enter into the Premises and perform such action on behalf of Tenant. In such event, Landlord shall not be liable for and Tenant hereby waives any and all claims against Landlord arising out of any damage or injury to the Premises or any property situated therein and Landlord shall have no liability to Tenant for any interruption of Tenant's operations conducted in or about the Premises. Any and all costs and expenses incurred by Landlord in performing such action on behalf of Tenant shall be reimbursed by Tenant to Landlord upon demand and the failure to do so shall, at the option of Landlord, constitute an event of default under this Lease.

                  (b) The provisions of the paragraph 7.5(b) will apply only if Landlord will be making alterations improvements or additions to the Premises in conjunction with this Lease.

Landlord covenants and agrees that all alterations, improvements and additions to the Premises constructed by Landlord pursuant to the terms and provisions of this Lease shall be constructed in accordance with the Americans with Disabilities Act (the "Act"), such that all such alterations, improvements and additions to the Premises constructed by Landlord will be in compliance with the Act as of the date on which Tenant takes possession of the Premises. Tenant covenants and agrees that all alterations, improvements and additions to the Premises constructed by Tenant, whether prior to or after the date Tenant takes possession of the Premises, shall be constructed in accordance with the Act. In the event that, subsequent to the date Tenant takes possession of the Premises, Tenant requests Landlord to perform any alterations, improvements and additions to the Premises, whether by virtue of expansion, extension or otherwise, Tenant agrees to and shall be responsible for all cost and expense incurred in connection with any alterations, improvements and additions necessary to ensure compliance with the Act. It is the intent of this paragraph that any additional alterations, improvements or additions made by Tenant to the Premises after the date Tenant takes possession of the Premises, whether resulting from amendments to the Act or otherwise, shall be the sole responsibility of Tenant with respect to compliance with the Act. Tenant covenants and agrees to and does hereby indemnify, defend and hold Landlord harmless from and against all liability (including, without limitation, reasonable attorneys' fees and court costs) that Landlord may actually sustain by reason of Tenant's breach of its obligations under this paragraph. In the event that Tenant fails to comply or commence complying with its obligations under this paragraph for a period of ten (10) days after written notice from Landlord to Tenant specifying the action required to be taken, Landlord shall have the right, but not the obligation, to enter into the Premises and perform such action on behalf of Tenant. In such event, Landlord shall not be liable for and Tenant hereby waives any and all claims against Landlord arising out of any damage or injury to the Premises or any property situated therein and Landlord shall have no liability to Tenant for any interruption of Tenant's operations conducted in or about the Premises. Any and all reasonable costs and expenses incurred by Landlord in performing such action on behalf of Tenant shall be reimbursed by Tenant to Landlord promptly and the failure to do so shall, at the option of Landlord, constitute an event of default under this Lease.


         8. INSURANCE; INDEMNITY.

8.1 LIABILITY INSURANCE-TENANT. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of Commercial General Liability Insurance with Broad Form General Liability Endorsement, or equivalent, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Landlord and shall insure Tenant with Landlord and Landlord's asset manager and property manager as additional insureds against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Tenant hereunder.

8.2 LIABILITY INSURANCE - LANDLORD. Landlord shall obtain and keep in force during the term of this Lease a policy of Commercial General Liability Insurance, plus coverage against such other risks as Landlord deems advisable from time to time, in such amounts as Landlord deems advisable from time to time, insuring Landlord, but not Tenant, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project.

8.3 PROPERTY INSURANCE - TENANT. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease for the benefit of Tenant, fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover the full replacement cost, as the same may exist from time to time, of all of Tenant's personal property, fixtures, equipment and tenant improvements, except for items constructed or installed by Landlord pursuant to Exhibit C.

8.4 PROPERTY INSURANCE - LANDLORD. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Tenant's personal property, fixtures, equipment or tenant improvements (except for items constructed or installed by Landlord pursuant to Exhibit C), in an amount equal to the full replacement value of the Office Building Project providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Landlord deems advisable from time to time or may be required by a lender having a lien on the Office Building. Such insurance may include earthquake, flood and boiler and machinery insurance. In addition, Landlord may obtain and keep in force, during the term of this Lease, rental value insurance, with loss payable to Landlord, which insurance may also cover Operating Expenses. Tenant will not be named in any such policies carried by Landlord and shall have no right to any proceeds therefrom. The policies required by paragraphs 8.2 and 8.4 shall contain such deductibles as Landlord or the aforesaid lender may determine. In the event that the Premises shall suffer an Insured Loss as defined in paragraph 9.1(e), the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies carried by Landlord, provided, that in all cases Tenant shall be permitted to continue the use specified in paragraph 1.4. Tenant shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Landlord's insurance carrier as being caused by the nature of Tenant's occupancy or any act or omission of Tenant, but only if Tenant's use has changed from the use permitted in Paragraph 1.4.

8.5 INSURANCE POLICIES. Tenant shall deliver to Landlord copies of the insurance policies required under paragraphs 8.1 and 8.3 or, if permitted by Landlord, certificates evidencing the existence and amounts of such insurance within seven
(7) days after the Commencement Date of this Lease. The policies or certificates must include a copy of the endorsement naming the additional insureds required under Section 8.1. Tenant shall, at least thirty (30) days prior to the expiration of each policy, furnish Landlord with a copy of the policy or a certificate evidencing the renewal thereof. If Tenant provides a certificate Landlord may at any time thereafter require Tenant to provide Landlord with a copy of the policy. The policies shall be issued by insurers having a rating of A 10 or better in Best's Key Rating Guide, who are admitted carriers in the state where the Office Building Project is located. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord.

8.6 WAIVER OF SUBROGATION. Tenant and Landlord each hereby release and relieve the other (and Landlord's asset manager and property manager) and waive their entire right of recovery against the other (and Landlord's asset manager and property manager), for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, or that was required under the terms of this Lease to be carried, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors or invitees. If necessary, all property insurance policies required under this Lease shall be endorsed to so provide. Solely for the purposes of this waiver, the deductible under any insurance policy carried by Landlord or Tenant shall be deemed to be zero.

8.7 INDEMNITY. Subject to paragraph 8.6, Tenant shall indemnify and hold harmless Landlord and its agents, master or ground lessor, partners, shareholders, directors and lenders, if any, from and against any and all claims for damage to the person or property of anyone or any entity arising from Tenant's use of the Office Building Project, or from the conduct of Tenant's business or from any activity, work or things done, permitted or consented to by Tenant in or about the Premises or elsewhere and shall further indemnify and hold harmless Landlord from and against any and all claims, costs and expenses arising from any default (beyond applicable notice and grace periods) in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or omission of Tenant, or any of Tenant's agents, contractors, employees or invitees, and from and against all costs, reasonable attorneys' fees, expenses and liabilities incurred by Landlord as the result of any such use, conduct, activity, work, things done, permitted or consented to, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceedings be brought against Landlord by reason of any such matter, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense. Landlord need not have first paid any such claim in order to be so indemnified. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property of Tenant in, upon or about the Office Building Project arising from any cause except the gross negligence or willful misconduct of Landlord or any of its contractors, agents or employees, and Tenant hereby waives all claims in respect thereof against Landlord. Notwithstanding anything to the contrary contained in this Lease, in no case shall Tenant be required to indemnify a party against its own negligence. The provisions of this paragraph
8.7 shall survive the expiration or termination of this Lease.

8.8 EXEMPTION OF LANDLORD FROM LIABILITY. Subject to paragraph 11.5 and the requirement that Landlord and its contractors, agents and employees use reasonable care when maintaining, operating and repairing the Office Building Project and when within the Premises pursuant to paragraph 32, Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other source or place, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, occupant or user of the Office Building Project, nor from the failure of Landlord to enforce the provisions of any other lease of any other tenant of the Office Building Project.

8.9 NO REPRESENTATION OF ADEQUATE COVERAGE. Landlord makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Tenant's property or obligations under this Lease.

9. DAMAGE OR DESTRUCTION.

9.1 DEFINITIONS.

                  (a) "Premises Damage" shall mean damage or destruction of the Premises to any extent.

                  (b) "Premises Building Partial Damage" shall mean damage or destruction of the Building of which the Premises are a part to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

                  (c) "Premises Building Total Destruction" shall mean damage or destruction of the Building of which the Premises are a part to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

                  (d) "Office Building Project Total Destruction" shall mean damage or destruction of the buildings in the Office Building Project to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of all of the buildings in the Office Building Project.

                  (e) "Insured Loss" shall mean damage or destruction caused by an event required to be covered by the insurance described in paragraph
         8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

                  (f) "Replacement Cost" shall mean the amount of money necessary to be spent to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by tenants of the Office Building Project.

9.2 PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

                  (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is an Insured Loss and that falls into the classification of either Premises Damage or Premises Building Partial Damage and that does not fall into the classification of Premises Building Total Destruction or Office Building Project Total Destruction, then Landlord shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Landlord's expense, repair such damage, including, without limitation, the items constructed or installed by Landlord pursuant to Exhibit C (but not Tenant's fixtures, equipment or tenant improvements originally paid for by Tenant), to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

                  (b) Uninsured Loss: Subject to the provisions of paragraphs
         9.4 and 9.5, if at any time during the term of this Lease there is damage that is not an Insured Loss and that falls into the classification of Premises Damage or Premises Building Partial Damage, and that does not fall into the classification of Premises Building Total Destruction or Office Building Project Total Destruction, unless caused by the negligence or willful misconduct of Tenant (in which event Tenant shall make the repairs at Tenant's expense), which damage materially impairs Tenants' use of the Premises, Landlord may at Landlord's option either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

9.3 PREMISES BUILDING TOTAL DESTRUCTION; OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, that falls into the classification of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Landlord may at Landlord's option either (i) repair such damage or destruction as soon as reasonably possible at Landlord's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, including, without limitation, the items constructed or installed by Landlord pursuant to Exhibit C, but not Tenant's fixtures, equipment or tenant improvements originally paid for by Tenant, and this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of occurrence of such damage of Landlord's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

9.4 DAMAGE NEAR END OF TERM.

                  (a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is material Premises Damage, either party may cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other within 30 days after the date of occurrence of such damage.

                  (b) In the event that Tenant has an option to extend or renew this Lease that has not expired, Tenant shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence during the last twelve (12) months of the term of an Insured Loss that falls into the classification of material Premises Damage. If Tenant duly exercises such option during said twenty (20) day period, the provisions of paragraph 9.4(a) shall not apply. If Tenant fails to exercise such option during said twenty (20) day period, then Landlord may at Landlord's option terminate and cancel this Lease as of the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

9.5 ABATEMENT OF RENT; Tenant's Remedies.

                  (a) In the event Landlord repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, or is obligated to do so, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the Rent payable hereunder (including Tenant's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be equitably abated; provided such abatement shall only be to the extent the operation and profitability of Tenant's use of the Premises is adversely affected. Notwithstanding the preceding sentence, such abatement shall not apply if (i) the damage was not an Insured Loss, and (ii) the damage was the result of the negligence or willful misconduct of Tenant. Except for said abatement of Rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

                  (b) If Landlord shall be obligated to repair or restore the Premises or the Building or agrees to do so under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Landlord shall not complete the restoration and repair within six (6) months after such occurrence, Tenant may at Tenant's option cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

                  (c) Tenant agrees to cooperate with Landlord in connection with any such restoration and repair, including but not limited to the approval or execution of plans and specifications if required.

9.6 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance Rent and any advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's security deposit as has not theretofore been applied by Landlord.

9.7 WAIVER. Landlord and Tenant waive the provisions of any statute relating to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.


10. REAL PROPERTY TAXES.

10.1 PAYMENT OF TAXES. Landlord shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Tenant of Tenant's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

10.2 ADDITIONAL IMPROVEMENTS. Tenant shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Landlord for the exclusive enjoyment of any other lessee. Tenant shall, however, pay to Landlord at the time that Operating Expenses are payable under paragraph 4.2 the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Tenant or at Tenant's request.

10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Office Building Project or in any portion thereof, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Office Building Project. The term "real property tax" shall also include any increase in the real property tax that occurs after a sale of the Office Building Project and any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, or as a supplement to any tax, fee, levy, assessment or charge included within the definition of "real property tax," and (ii) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

10.4 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Tenant under paragraph 10.2 or 10.5 are not separately assessed, Tenant's portion of that tax shall be equitably determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

10.5 PERSONAL PROPERTY TAXES.

                  (a) Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere.

                  (b) If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay to Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.


11. UTILITIES.

11.1 SERVICES PROVIDED BY LANDLORD. Landlord shall provide passenger and freight elevator service, security, 24 hour access, pest control, heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, hot and cold water for reasonable and normal drinking and lavatory use, replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures. HVAC shall be provided in such amounts as to maintain temperatures for comfortable use and occupancy in light of Tenant's space plan. Landlord shall also provide maintenance of all Common Areas in a manner comparable to other similar office buildings in the Philadelphia area, including, without limitation, snow removal and deicing. Security and janitorial service shall be provided in substantial accordance with the specifications therefor previously delivered to Tenant.

11.2 SERVICES EXCLUSIVE TO TENANT. Tenant shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied or metered exclusively to the Premises or to Tenant, together with any taxes thereon. If any such services are not separately metered to the Premises, Tenant shall pay a reasonable proportion reasonably determined by Landlord of all charges jointly metered with other areas in the Office Building Project.

11.3 HOURS OF SERVICE. Except for 24-hour access, said services and utilities shall be provided from 8:00 a.m. to 6 p.m., Monday through Friday and 8:00 a.m. to noon, Saturday, exclusive of legal holidays. Utilities and services required at other times shall be subject to advance request and reimbursement by Tenant to Landlord of the cost thereof.

11.4 EXCESS USAGE BY TENANT. Tenant shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. In no event shall Tenant permit electrical consumption within the Premises to exceed five (5) kilowatt hours per square foot per hour. Tenant shall reimburse Landlord for any excess expenses or costs that may arise out of a breach of this paragraph 11.4 by Tenant. Landlord may, in its reasonable discretion, install at Tenant's expense supplemental equipment and/or separate metering applicable to Tenant's excess usage or loading.

11.5 INTERRUPTIONS. Landlord does not warrant that any services that Landlord supplies will not be interrupted. Services may be interrupted because of accidents, repairs, alterations, improvements or any other reason beyond the reasonable control of Landlord. Notwithstanding the foregoing, if any essential services (such as HVAC, elevators, electricity or water) supplied by Landlord are interrupted, and the interruption does not result from the negligence or misconduct of Tenant, Tenant shall be entitled to an abatement of Rent. The abatement shall begin on the fourth consecutive business day of the interruption and shall end when the services are restored.

12. ASSIGNMENT AND SUBLETTING.

12.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not sell, assign, mortgage, pledge, hypothecate, encumber or otherwise transfer this Lease or any interest therein (each of which actions is hereafter referred to as a "transfer"), and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord in each instance, not to be unreasonably withheld, delayed or conditioned, and any attempt to do so without such consent shall be voidable at Landlord's election. It is understood that employees of Tenant's subsidiaries and affiliates may work at the Premises.

12.2 TENANT'S APPLICATION. If Tenant desires at any time to transfer this Lease (which transfer shall in no event be for less than its entire interest in this Lease) or to sublet the Premises or any portion thereof, Tenant shall submit to Landlord at least thirty (30) days prior to the proposed effective date of the transfer or sublease ("Proposed Effective Date"), in writing:

                  (a) A notice of intent to transfer or sublease, setting forth the Proposed Effective Date, which shall be no less than thirty (30) days nor more than ninety (90) days after the sending of such notice;

                  (b) The name of the proposed transferee or subtenant;

                  (c) The nature of the proposed transferee's or subtenant's business to be carried on in the Premises;

                  (d) The terms and provisions of the proposed transfer or sublease;

                  (e) Such information as Landlord may request concerning the proposed transferee or subtenant, including recent financial statements and bank references; and

                  (f) Evidence satisfactory to Landlord that the proposed transferee (if the transfer involves a transfer of possession) or subtenant will immediately occupy and thereafter use the affected portion of the Premises for the entire term of the transfer or sublease agreement.

12.3 LANDLORD'S OPTIONS. Landlord shall have the right, to be exercised by giving notice to Tenant within thirty (30) days after receipt of Tenant's above-described notice and such further financial information as may be requested by Landlord together with the fees required under paragraph 12.7, (i) to terminate this Lease and recapture the portion of the Premises described in Tenant's notice; provided, that this recapture right shall only apply to a request by Tenant to sublease to another party the entire Premises, or a portion of the Premises for the balance of the term of this Lease, (ii) approve the transfer or sublease application, or (iii) reject the application for transfer or sublease. If notice of termination is given by Landlord, it shall serve to cancel and terminate this Lease with respect to such portion of the Premises; provided, however, that such termination shall be subject to the written consent of any mortgagee of Landlord. The effective date of such cancellation shall be as specified in Landlord's notice of termination, but shall be no earlier than ninety (90) days after the date of receipt of Tenant's notice and no later than one hundred twenty (120) days after such date. If this Lease is canceled pursuant to the foregoing with respect to only a portion of the Premises, the Rent required under this Lease, and including Tenant's Share, shall be adjusted proportionately based on the square footage retained by Tenant and the square footage leased by Tenant hereunder immediately prior to such recapture and cancellation, and Landlord and Tenant shall thereupon execute an amendment of this Lease in accordance therewith. If Landlord so recaptures a portion of the Premises, it shall construct and erect at its sole cost such partitions as may be required to sever the space retained by Tenant from the space recaptured by Landlord. Landlord may, without limitation, lease the recaptured portion of the Premises to the proposed subtenant without liability to Tenant.

12.4 APPROVAL PROCEDURE. If Landlord approves a transfer or sublease, Tenant shall, prior to the Proposed Effective Date, submit to Landlord (for prompt execution) an executed original of the transfer or sublease agreement for execution by Landlord on the signature page after the words "the foregoing is hereby consented to." No purported transfer or sublease shall be deemed effective as against Landlord and no proposed transferee or subtenant shall take occupancy unless such document is so executed by Landlord.

12.5 REQUIRED PROVISIONS. Any and all transfer or sublease agreements shall:

                  (a) Contain such terms as are described in Tenant's notice under Paragraph 12.2 or as otherwise agreed by Landlord;

                  (b) Prohibit further transfers or subleases without Landlord's consent under this paragraph 12;

                  (c) Impose the same obligations and conditions on the transferee or subtenant as are imposed on Tenant by this Lease (except as to Rent and term or as otherwise agreed by Landlord);

                  (d) Be expressly subject and subordinate to each and every provision of this Lease;

                  (e) Have a term that expires on or before the expiration of the term of this Lease;

                  (f) Provide that the Tenant and/or transferee or subtenant shall pay Landlord the amount of any additional costs or expenses incurred by Landlord for repairs, maintenance or otherwise as a result of any change in the nature of occupancy caused by the transfer or sublease; and

                  (g) Contain Tenant's acknowledgment that Tenant remains liable under this lease notwithstanding the transfer or sublease.

12.6 TRANSFER OF SUBLEASE PROFIT. Any sums or other economic consideration received by Tenant directly or indirectly in connection with any transfer or sublease (except to the extent of commissions paid by Tenant to a licensed real estate broker at prevailing rates and leasehold improvement costs incurred by Tenant) which exceed in the aggregate the sums which Tenant is obligated to pay Landlord hereunder (prorated to reflect obligations allocable to the portion of the Premises transferred or sublet) shall be payable to Landlord as additional Rent under this Lease. Within fifteen (15) days after written request by Landlord, Tenant shall at any time, and from time to time, certify to Landlord the amount of all such sums or other economic consideration received. THE PROVISIONS OF THIS PARAGRAPH 12.6 SHALL NOT APPLY DURING ANY PERIOD THAT THE LANDLORD IS TAX EXEMPT UNDER SECTION 501(A) OF THE INTERNAL REVENUE CODE OR ANY SUCCESSOR STATUTE.

12.7 FEES FOR REVIEW. Tenant shall pay to Landlord or Landlord's designee, together with the notice described in Paragraph 12.2, a non refundable fee as reimbursement for expenses incurred by Landlord in connection with reviewing each such transaction, in the amount of Three Hundred Dollars ($300.00). In addition to such reimbursement, if Landlord retains the services of an attorney to review the transaction, Tenant shall pay to Landlord all reasonable attorneys' fees incurred by Landlord in connection therewith. Tenant shall pay such attorneys' fees to Landlord within thirty (30) days after written request.

12.8 NO RELEASE OF TENANT. No consent by Landlord to any transfer or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, transfer or subletting. Landlord's consent to any transfer or subletting shall not relieve Tenant from the obligation to obtain Landlord's express prior written consent to any other transfer or subletting. The acceptance by Landlord of payment from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any subsequent transfer or sublease, or be a release of Tenant from any obligation under this Lease.

12.9 ASSUMPTION OF OBLIGATIONS. Each transferee of this Lease shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the Rent and the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease. No transfer shall be binding on Landlord unless the transferee or Tenant delivers to Landlord a counterpart of the instrument of transfer which contains a covenant of assumption by the transferee reasonably satisfactory in substance and form to Landlord, consistent with the above requirements. The failure or refusal of the transferee to execute such instrument of assumption shall not release or discharge the transferee from its liability to Landlord hereunder. Landlord shall have no obligation whatsoever to perform any duty to or respond to any request from any subtenant, it being the obligation of Tenant to administer the terms of its sublease.

12.10 DEEMED TRANSFERS. If the Tenant is a nonpublicly traded corporation, or is an unincorporated association or partnership, the transfer, sale, exchange, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of fifty percent (50%) shall be deemed to be a transfer of this Lease and shall be subject to the provisions of this paragraph 12.

12.11 ASSIGNMENT BY OPERATION OF LAW. No interest of Tenant in this Lease shall be assignable by operation of law.

12.12 ASSIGNMENT OF SUBLEASE RENTS. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or any part of the Premises, and Landlord, as assignee and as attorney-in-fact for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord's application, may collect such rents and apply same toward Tenant's obligations under this Lease, except that, until the occurrence of an act of default (beyond applicable notice and grace periods) by Tenant, Tenant shall have the right and license to collect such rents.

12.13 PROHIBITION OF ASSIGNMENT TO PARTY IN INTEREST OF ERISA PARTY. If Landlord is an ERISA Party (see paragraph 1.16) or an ERISA Party subsequently becomes Landlord hereunder and Tenant is notified of such event, Tenant shall inquire of any prospective transferee or subtenant whether it is a "party in interest," as that term is defined in
Section 3 (14) of ERISA, as to Landlord. Tenant shall not transfer this Lease or sublet any part of the Premises to a person or entity that Tenant knows or reasonably should know is a "party in interest," as that term is defined in
Section 3(14) of ERISA, as to Landlord.


13. DEFAULT; REMEDIES.

13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Tenant:

                  (a) The failure by Tenant to pay Rent or make any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of 5 days after written notice. In the event that Landlord serves Tenant with a notice regarding such nonpayment pursuant to any applicable summary eviction statute, such notice shall also constitute the notice required by this subparagraph. Landlord need not give such notice more than two (2) times in any 12-month period, and during any 12-month period in which two (2) such notices have been given, the grace period shall be reduced to three (3) days after the Rent or other payment was due.

                  (b) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant other than those referenced in subparagraphs 13.1
         (a) and 13.1(f) where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant, provided, however, that if the nature of Tenant's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) days and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole notice required to be given to Tenant under any applicable summary eviction statute. It is understood that failure of Tenant to cure defaults under paragraphs 7.3, 12.1 and 30.2 after the expiration of the notice and grace periods set forth in this paragraph 13.1(b) is a material default.

                  (c) (i) The making by Tenant of any arrangement or assignment for the benefit of creditors; (ii) Tenant becoming a "debtor" as defined in the Bankruptcy Code or any successor statute, (unless, in the case of a petition filed against Tenant, the same is dismissed or stayed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days, all of which are hereby deemed to be non-curable defaults without the necessity of any notice by Landlord to Tenant thereof.

                  (d) The existence of materially false information in any financial statement given to Landlord by Tenant, or its successor in interest or by any guarantor of any of Tenant's obligations hereunder, all of which are hereby deemed to be non-curable defaults without the necessity of any notice by Landlord to Tenant thereof.

                  (e) The default by Tenant or any guarantor of Tenant under this Lease under any other lease with Landlord.

                  (f) The breach by Tenant of paragraphs 25 or 33. It is understood that no notice need be given by Landlord to Tenant of a default under paragraphs 25 or 33.

13.2 REMEDIES. In the event of any material default of this Lease by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default:

                  (a) Terminate this Lease and Tenant's right to possession of the Premises by any lawful means, in which case Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid Rent for the balance of the term after the time of such award exceeds the amount of Rent loss for the same period that Tenant proves could be reasonably avoided; that portion of the leasing commission paid by Landlord pursuant to paragraph 15, applicable to the unexpired term of the Lease. No payment by Tenant after termination of this Lease following default by Tenant shall reinstate the Lease. Neither shall the receipt and retention of any such payment by Landlord reinstate the Lease.

                  (b) Without terminating this Lease, re-enter and take possession of the Premises or any part thereof and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, and relet the Premises, or any part thereof, in Landlord's or Tenant's name, but for the account of Tenant. In such event, Tenant shall in no manner be relieved from liability for payment of Rent covering the balance of the term of this Lease, and Landlord's retaking shall not be considered an acceptance of the Premises nor a manifestation of an intent to terminate this Lease. Amounts collected from new tenants shall be applied to amounts due from Tenant.

                  (c) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have vacated or abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the Rent as it becomes due hereunder.

                  (d) Whenever not prohibited by the law of the state in which the Premises is located, when this Lease and the term or any extension or renewal thereof shall have been terminated on account of default by Tenant, or when the term hereby created or any extension or renewal thereof shall have expired, it shall be lawful for an attorney for any court of record to appear as attorney for Tenant as well as for all persons claiming by, through or under Tenant, and to sign an agreement for entering in any competent court action in ejectment and judgment against Tenant and all persons claiming by, through or under Tenant and therein confess judgment for the recovery by Landlord of possession of the Premises, for which this Lease shall be sufficient warrant; thereupon if Landlord so desires, an appropriate writ of possession may issue forthwith, without any prior writ or proceeding whatsoever, and provided that if for any reason after such action shall have been commenced, it shall be determined and possession of the Premises remain in or be restored to Tenant, Landlord shall have the right, for the same default and upon any subsequent default or defaults, or upon the termination of this Lease or Tenant's right of possession as hereinbefore set forth, to bring one or more further action or actions are hereinbefore set forth to recover possession of the Premises and confess judgment as hereinbefore provided.

                  (e) To require Tenant to pay immediately the rent reserved for the entire unexpired portion of the term of this Lease, discounted at a rate of five percent (5%) per annum, as if such rent were payable in advance.

                  (f) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state wherein the Premises are located.

13.3 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently pursues the same to completion.

13.4 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of Base Rent, Tenant's Share of Operating Expense Increase or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, then, upon notice to Tenant, Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount, but not to exceed the maximum late charge permitted by law in the jurisdiction where the Office Building Project is located. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. This late charge shall not apply to accelerated rent under Paragraph 13.2.

13.5 INTEREST ON PAST-DUE OBLIGATIONS. Any amount not paid by Tenant to Landlord when due shall bear interest from the date due at the Prime Rate of PNC Bank plus 2%, except that interest shall not be payable on any late charge and interest on any amount upon which a late charge is payable shall not commence to accrue until thirty (30) days after the date due. Payment of interest shall not excuse or cure any default by Tenant.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the

Premises or the Office Building Project is taken by such condemnation as would materially adversely affect Tenant's use of the Premises, Tenant shall have the option, to be exercised only in writing within thirty (30) days after the condemning authority shall have taken possession, to terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Rent and Tenant's Share of Operating Expense Increase shall be equitably reduced in proportion to the adverse effect on Tenant's use of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Tenant and no reduction of Rent shall occur with respect thereto or by reason thereof. Landlord shall have the option in its sole discretion to terminate this Lease as of the taking of possession of a material portion of the Office Building Project by the condemning authority, by giving written notice to Tenant of such election within thirty (30) days after receipt of notice of a taking by condemnation of such part of the Office Building Project; provided, that it also terminates the leases of similarly affected tenants. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to pursue and obtain any separate award for moving expenses, relocation costs, loss of or damage to Tenant's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Tenant. For that purpose, the cost of such improvements shall be amortized over the original term of the lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority.


15. BROKER'S FEE.

                  (a) Subject to the execution of this Lease by both parties, Landlord shall pay to the Listing Broker and the Cooperating Broker, if any, designated in paragraphs 1.14 and 1.15 of this Lease jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Landlord and the Listing Broker.

                  (b) Tenant and Landlord each represent and warrant to the other that neither has had any dealing with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraphs 1.14 and 1.15) in connection with the negotiation of this Lease or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Tenant and Landlord do each hereby indemnify and hold the other harmless from and against any costs, expenses, reasonable attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.


16. ESTOPPEL CERTIFICATES.

                  (a) Each party ("responding party") shall at any time upon not less than ten (10) business days prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Tenant.

                  (b) At the requesting party's option, the responding party's failure to deliver such statement within such time shall be a material default of this Lease, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Landlord is the requesting party, not more than one month's rent has been paid in advance.

                  (c) If Landlord desires to finance, refinance or sell the Office Building Project, or any part thereof, Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord such Form 10-Q and Form 10-K reports of Tenant as may be reasonably required by such lender or purchaser. All financial statements and information shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.


17. LANDLORD'S LIABILITY. The term "Landlord" as used herein shall mean only the owner or owners, at the time in question, of the fee title or the leasehold interest under a ground lease of the Office Building Project. In the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter accruing, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns, only during their respective periods of ownership.


18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.


19. FORCE MAJEURE. Any obligation of a party which is delayed or not performed due to an act of God, strike, riot, shortage of labor or materials, war (whether declared or undeclared), laws, governmental regulations or restrictions or any other governmental action or inaction, or any other cause of any kind whatsoever which is beyond such party's reasonable control, shall not constitute a default hereunder and shall be performed within a reasonable time after the end of the cause for delay or non-performance. Notwithstanding the foregoing, this provision shall not be deemed to extend the period of time within which Tenant may pay Rent, or the time limits set forth in paragraphs 3.2, 9 or 11.5.

20. TIME IS OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Tenant to Landlord under the terms of this Lease, including but not limited to any expenses payable by Tenant hereunder, shall be deemed to be rent.


22. INCORPORATION OF PRIOR AGREEMENT; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither the Listing Broker nor the Cooperating Broker, if any, designated in paragraphs 1.14 and 1.15 nor the Landlord or any employee or agent of any of said persons has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of the Premises or the Office Building Project and Tenant acknowledges that Tenant assumes all responsibility regarding the Occupational Safety Health Act, the Americans with Disabilities Act (subject to the provisions of paragraph
1.17 and paragraph 7.5(a) or (b), and 7.2 A, as the case may be), the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail (provided that notice of exercise of any Option, as defined in paragraph 39, must in all events be given by certified or registered mail) addressed to a party at the address beneath such party's signature on this Lease or such other address for notice purposes as may be later specified by notice to the other party, except that upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such other party or parties at such addresses as Landlord may from time to time hereafter designate by notice to Tenant.

24. WAIVERS. No waiver by a party of any provision hereof shall be deemed a waiver of any other provision or of any subsequent breach by the other of the same or any other provision. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent by Landlord shall not be a waiver of any preceding breach of this Lease by Tenant, other than Tenant's failure to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

25. VACATION OR ABANDONMENT OF PREMISES. Tenant shall not vacate or abandon the Premises. Abandonment of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the Rent is paid.

26. HOLDING OVER. If Tenant, with Landlord's consent, remains in possession of all or any part of the Premises after the expiration of the term of this Lease, such occupancy shall be a tenancy from month-to-month upon all of the provisions of this Lease pertaining to the obligations of Tenant, except that the Base Rent payable shall be one hundred fifty percent (150%) of the Base Rent payable immediately preceding the expiration of the term.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease to be performed by Tenant shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30. SUBORDINATION.

30.1 This Lease, including but not limited to any Option, as defined in paragraph 39, shall, at Landlord's option, be subordinate to any ground lease, mortgage, trust deed, or any other security interest now or hereafter affecting the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises pursuant to the terms of this Lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the Rent and observe and perform all of the provisions of this Lease (subject to applicable notice and grace periods), unless this Lease is otherwise terminated pursuant to its terms. If any ground lessor or the holder of any mortgage , trust deed or other security interest shall elect to have this Lease prior to its ground lease, mortgage, trust deed or other security interest, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, mortgage, trust deed or other security interest, whether this Lease is dated prior or subsequent to the date of said ground lease, mortgage, trust deed or other security interest or the date of recording thereof. Upon termination of any ground lease or foreclosure of any mortgage, deed of trust or other security interest, Tenant shall attorn to the ground lessor or any purchaser upon foreclosure. Landlord represents and warrants that as of the date of Tender of Possession no ground lease, mortgage, trust deed or other security interest affects the Office Building.

30.2 Tenant agrees to execute any documents reasonably required to effectuate a subordination or attornment, or to make this Lease prior to any ground lease, mortgage, trust deed or other security interest, if requested by the ground lessor or holder of the mortgage, trust deed or other security interest, subject to the nondisturbance provisions set forth above. Tenant's failure to execute such documents within ten (10) business days after written demand shall constitute a material default by Tenant hereunder without further notice to Tenant or, at Landlord's option, Landlord may execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to execute such documents.

31. ATTORNEYS' FEES. If either party brings any lawsuit to enforce or declare rights under this Lease, the prevailing party in the action, including any appeal, shall be entitled to reasonable attorneys' fees paid by the losing party as fixed by the court in the same or a separate proceeding, whether or not such action is pursued to decision or judgment. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith. Landlord shall be entitled to reasonable attorneys' fees and all other costs and expenses reasonably incurred in the preparation and service of notice of default beyond the expiration of applicable notice and grace periods and consultations in connection therewith, whether or not a legal action is subsequently commenced.

32. LANDLORD'S ACCESS.

32.1 Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times, upon prior notice except in the case of emergency, for the purpose of inspecting the same, performing any services required of Landlord, showing the same to prospective purchasers, lenders, or lessees, taking such measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Landlord may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect on Tenant's use of the Premises. Landlord may at any time place on or about the Premises, the Building or the Office Building Project "For Sale" signs and Landlord may at any time during the last 120 days of the term place on or about the Premises "For Lease" signs.

32.2 Subject to paragraph 11.5, all activities of Landlord pursuant to paragraph 32 shall be without abatement of Rent and Landlord shall not have any liability to Tenant for the same; provided Landlord has used reasonable care.

32.3 Landlord shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Tenant waives any charges for damages or injuries or interference with Tenant's property or business in connection therewith; provided Landlord has used reasonable care.

33. AUCTIONS, OTHER SALES AND CESSATION OF BUSINESS. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without Landlord's prior written consent. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. Tenant shall not make a bulk sale of its goods or move, or attempt to or threaten to move its goods and equipment out of the Premises (other than in the ordinary course of business) or cease to conduct business from the Premises.

34. SIGNS. Tenant shall not place any sign upon the Premises or the Office Building Project without Landlord's prior written consent. Under no circumstances shall Tenant place a sign on any roof of the Office Building Project. Landlord shall provide a listing for Tenant in the building directory.

35. MERGER. The voluntary or other surrender or mutual cancellation or termination by Landlord of this Lease shall not work a merger, but shall, at the option of Landlord, terminate all or any subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all subtenancies.

36. CONSENTS. Except for paragraphs 33 (Auctions, Other Sales and Cessation of Business), 34 (Signs), and 49 (Hazardous Material) as it relates to causing or permitting any Hazardous Material to be brought upon, kept or used in or about the Premises, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, the guarantor shall have the same obligations as Tenant under this Lease.

38. QUIET POSSESSION. Upon Tenant paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder (subject to applicable notice and grace periods) , Tenant shall have quiet possession of the Premises for the entire term subject to all of the provisions of this Lease.

39. OPTIONS.

39.1 Provided that Tenant is not in default of this Lease beyond applicable notice and grace periods, Tenant shall have the option to renew this Lease, upon the same terms and conditions, except for the amount of Base Rent, for two (2) additional periods of three (3) years each at the then current fair market rent. In order to exercise said option to renew, Tenant shall give Landlord six (6) months written notice before the expiration of the initial Term, or the first option Term, if applicable, of the intent to renew, failing which, Tenant's option to renew shall be null and void and of no further effect.

39.2 Options Personal. The term "Option" as used in this Lease refers to any option to extend, renew or expand and to any right of first refusal or first offer granted to Tenant. Each Option is personal to the original Tenant and any successor thereto by merger or consolidation or purchase and may be exercised only by such party while occupying the Premises without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be, voluntarily or involuntarily, exercised by or assigned to any other person or entity. Options shall not be assignable separate and apart from this Lease, and may not be separated from this Lease in any manner, by reservation or otherwise.

39.3 MULTIPLE OPTIONS. If Tenant has multiple options to extend or renew this Lease, a later option cannot be exercised unless the prior option to extend or renew has been exercised.

39.4 EFFECT OF DEFAULT ON OPTIONS.

                  (a) Tenant shall have no right to exercise any Option, notwithstanding any provision in the grant of the Option to the contrary, from the date Landlord gives Tenant notice of a default until the default is cured; provided, that this cure right shall not apply to any bankruptcy declared by Tenant. The period of time within which an Option may be exercised shall not be extended by reason of Tenant's inability to exercise an option because of the provisions of this paragraph.

                  (b) All rights of Tenant under the provisions of any Option shall terminate and be of no further force or effect, notwithstanding Tenant's due and timely exercise of the Option, if after such exercise Tenant fails to cure a default when required after notice given pursuant to paragraph 13.1.

40. SECURITY MEASURES-LANDLORD'S RESERVATIONS.

40.1 Except as otherwise provided in this Lease, Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project, and Tenant assumes all responsibility for the protection of Tenant and its agents and invitees and the property of Tenant and its agents and invitees from acts of third parties. Nothing herein contained shall prevent Landlord, at Landlord's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

40.2 LANDLORD SHALL HAVE THE FOLLOWING RIGHTS:

                  (a) To change the name, address or title of the Office Building Project or the Building upon not less than 90 days prior written notice;

                  (b) To grant to any lessee of the Office Building Project the exclusive right to conduct any business as long as such exclusive right does not conflict with any rights expressly given herein;

                  (c) To place such signs, notices or displays as Landlord reasonably deems necessary or advisable upon the roof and exterior of the Office Building Project or on pole signs in the Common Areas.

                  (d) To provide and install Building standard graphics on the door of the Premises and such portion of the Common Areas as Landlord shall reasonably deem appropriate.

40.3 TENANT SHALL NOT:

                  (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Tenant's business;

                  (b) Consent to or permit anyone, except in emergency, to go upon the roof of the Building.

41. EASEMENTS.

41.1 Landlord reserves the right, from time to time, to grant easements and rights, make dedications, agree to restrictions and record maps affecting the Office Building Project as Landlord may deem necessary or desirable, so long as such easements, rights, dedications, restrictions and maps do not unreasonably interfere with the use of the Premises by Tenant, or otherwise impose any obligations on Tenant. Tenant shall sign any of the aforementioned documents within ten (10) business days after request by Landlord, and failure to do so shall constitute a material default of this Lease by Tenant without the need for further notice to Tenant.

41.2 The obstruction of Tenant's view, air, or light by any structure erected in the vicinity of the Building, whether by Landlord or third parties, shall in no way affect this Lease or impose any liability upon Landlord.

42. PERFORMANCE. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. AUTHORITY. If Tenant is a corporation, trust, limited liability company or general or limited partnership, Tenant, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity and shall, within thirty (30) days after execution of this Lease, deliver to Landlord evidence of such authority reasonably satisfactory to Landlord.

44. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. NO OFFER. Preparation of this Lease by Landlord or Landlord's agent and submission of same to Tenant shall not be deemed an offer to Tenant to lease. This Lease shall become binding upon Landlord and Tenant only when fully executed by both parties.

46. LENDER MODIFICATION. Tenant agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.; provided, that none of the same shall increase Tenant's obligations or decrease its rights under the Lease.

47. MULTIPLE PARTIES. If more than one person or entity is named as either Landlord or Tenant herein, except as otherwise expressly provided herein, the obligations of the Landlord or Tenant herein shall be the joint and several responsibility of all persons or entities named herein as such Landlord or Tenant, respectively.

48. (Deleted)

49. HAZARDOUS MATERIAL. Tenant shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, without the prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole discretion. For the purpose of this Lease, "Hazardous Material" shall include oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitation, any "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" as such terms are defined in the Resource Conservation and Recovery Act and the Comprehensive Environmental Response, Compensation and Liability Act, and in any other law, ordinance, rule, regulation or order promulgated by the federal or state government, or any other governmental entity having jurisdiction over the Office Building Project or the parties to this Lease. If Tenant breaches the obligations set forth in this paragraph, or if the presence of Hazardous Material in the Premises or at the Office Building Project caused or permitted by Tenant (whether or not Landlord has given its consent to the presence of such Hazardous Material in the Premises) results in contamination of the Premises or any other part of the Office Building Project, or if contamination of the Office Building Project by Hazardous Material otherwise occurs for which Tenant is legally liable, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, assessments, costs, liabilities or losses, including, without limitation, diminution in value of the Office Building Project, damages for the loss or restriction on use of rentable or useable space or floor area in or of any amenity of the Office Building Project, damages arising from any adverse impact on leasing space in the Office Building Project, sums paid in settlement of claims, and any reasonable attorneys' fees, consultant fees and expert fees which arise during or after the term of this Lease as a result of such contamination. This indemnification of Landlord by Tenant shall survive expiration or termination of this Lease and includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in, on or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Material caused or permitted by Tenant or its agents, employees, contractors or invitees, results in any contamination of the Office Building Project, Tenant shall promptly take all actions, at its sole expense, as are necessary to return the Office Building Project to the condition existing prior to the introduction of any such Hazardous Material; provided that Landlord's approval, and that of any ground lessor or mortgagee of Landlord, of such actions shall first be obtained, which approval shall not be unreasonably withheld or delayed so long as such actions would not potentially have any material adverse long-term or short-term effects on the Office Building Project. Tenant shall promptly notify Landlord of any such contamination. Notwithstanding the foregoing, Tenant may use normal cleaning and office supplies and equipment on the Premises if it does so in accordance with all applicable law.

50. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease.

         EXHIBIT A: Floor Plan.

         EXHIBIT B: Rules And Regulations.

         EXHIBIT C. Work Letter.

         EXHIBIT D. Disclosure and Waiver Relating to Confession of Judgement and Execution Proceedings.

51. LIABILITY OF LANDLORD. The liability of Landlord and all officers, directors, shareholders, partners, members and employees of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Office Building Project, and Landlord or any officer, director, shareholder, partner, member or employee of Landlord shall not be personally liable for any deficiency. The foregoing limitation shall not apply to misapplication of any security deposit, or any casualty or condemnation proceeds.

LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH PROVISION IN IT AND BY EXECUTING IT, SHOW THEIR INFORMED AND VOLUNTARY CONSENT. THE PARTIES AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, ITS TERMS ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.

This Lease has been prepared for submission to your attorney for approval; no representation or recommendation is made as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto; the parties shall rely solely upon the advice of their own legal counsel as to the legal and tax consequences of this issue.

LANDLORD:                 K/B Fund II, a Delaware general partnership

                          By:      K/B Opportunity Fund II, L.P. a
                                   Delaware limited partnership, its general
                                   partner

                          By: KB Opportunity Investors, a California general partnership

                          By: Koll Investment Management, Inc. d/b/a/ K/B Realty Advisors, a California corporation

WITNESSES:                Its:     Authorized Agent

                          By:      /s/ Tara Weekes
--------------------               -----------------------------
                                   Tara Weekes
--------------------      Its:     Vice President
                                   1101 17th Street, NW
                                   Washington, DC 20036

TENANT:                    EPL Technologies, Inc., a Colorado
                           corporation

WITNESSES:

                           By:   Paul Devine
--------------------             -----------------------------
                           Title: CEO
--------------------              ----------------------------

                                   EXHIBIT A

                                                                   Exhibit 10.10

                              [FLOORPLAN DIAGRAM]

                                    EXHIBIT A


EPL TECHNOLOGIES, INC. is situated on the second floor of a six story building. The total area of the suite is 6,674 rentable square feet. The suite contains the following rooms: 6 private offices at 13' x 10'; an executive office at 23' x 19'; a large conference room at 29' x 15'; a small conference room at 12' x 15'; a phone/storage room at 8' x 15'; a file room at 13' x 19'; a lunch room with sink at 13' x 10'; a shower room at 13' x 5'; a bullpen area at 25' x 20' and a large bullpen area at 31' x 55'.

The basis finish is as follows: 2' x 5' acoustic tile and grid at 9' 6" above finished floor; 2' x 4' florescent lighting; walls are painted and drywalled except for the executive office and large conference room which has vinyl wall covering. Doors are solid core flush and hollow metal painted frames; 26 oz. Level loop direct glue carpet and 4" vinyl case; the building has a 100% wet sprinkler system; the center bullpen areas have built-in cubicles and plastic laminate work counters; the suite has a battery back-up exit and energy lighting.

                                    EXHIBIT B

                            RULES AND REGULATIONS FOR
                              STANDARD OFFICE LEASE

(ALL RULES AND REGULATIONS ARE SUBJECT TO THE PROVISIONS OF THE LEASE)

Dated:

By and Between:  K/B Fund II and EPL Technologies, Inc.

                                  GENERAL RULES

1. Tenant shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

2. Landlord reserves the right to refuse access to any persons Landlord in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

3. Tenant shall not make or permit any noise or odors that unreasonably annoy or interfere with other lessees or persons having business within the Office Building Project.

4. Tenant shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

5. Tenant shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

6. Tenant shall not alter any lock or install new or additional locks or bolts.

7. Tenant shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

8. Tenant shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.

9. Tenant shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Landlord's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Landlord. Tenant shall be responsible for any damage to the Office Building Project arising from any such activity.

11. Tenant shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Landlord.

12. Tenant shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

13. No window coverings, shades or awnings shall be installed or used by Tenant.

14. Neither Tenant or any employee or invitee of Tenant shall go upon the roof of the Building.

15. Tenant shall not suffer or permit smoking or carrying of lighted cigar or cigarettes in areas reasonably designated by Landlord or by applicable governmental agencies as non-smoking areas.

16. Tenant shall not use any method of heating or air conditioning other than as provided by Landlord.

17. Tenant shall not install, maintain or operate any vending machines upon the Premises without Landlord's written consent.

18. The Premises shall not be used for lodging or manufacturing, cooking or food preparation.

19. Tenant shall comply with all safety, fire protection and evacuation regulations established by Landlord or any applicable governmental agency.

20. Landlord reserves the right to waive any one of these rules or regulations, and/or as to any particular lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Tenant.

21. Tenant assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

22. Landlord reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Tenant agrees to abide by such rules and regulations as well as these rules and regulations.

                                  PARKING RULES


1. Parking areas shall be used only for parking vehicles no longer than full size passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

2. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities.

3. Parking stickers or identification devices shall be the property of Landlord and be returned to Landlord by the holder thereof upon termination of the holder's parking privileges. Tenant will pay such replacement charge as is reasonably established by Landlord for the loss of such devices.

4. Landlord reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

5. Landlord reserves the right to relocate all or a part of parking spaces from floor to floor within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Landlord will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

8. Validation, if established, will be permissible only by such method or methods as Landlord and/or its licensee may establish at rates generally applicable to visitor parking.

9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

10. Tenant shall be responsible for seeing that all its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

11. Landlord reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                                    EXHIBIT C
                                  SCOPE OF WORK
                             EPL Technologies, Inc.
                              Plaza II - 2nd Floor

                                 Job #A-1438-96

                                  June 17, 1996

                             Revised August 22, 1996

The following information is based on Plan IP 96-00-25, dated 6/11/96, with final revision on 8/20/96. The final and exact layout of the proposed space shall be reviewed and verified by an architect of our choosing. Any changes or alternatives required by code, or due to existing building conditions, shall be incorporated into the plan.

1.00     Sprinkler

1.01 Supply and install ordinary hazard wet system. System to be compatible with building "core" system that will be installed at a later date.

1.02     Supply and install two (2) portable fire extinguishers.

2.00     Plumbing

2.01 Supply and install one (1) 25" wide x 22" deep stainless steel sink in Room 217.

2.02     Supply and install all associated supply and drain lines.

2.03     Supply and install one (1) 30" x 30" fiberglass stall shower.

Scope Of Work - EPL Technologies, Inc.
Page 2
August 22, 1996

3.00     HVAC

3.01 Supply and install appropriately sized fire damper at demising wall for return air plenum.

4.00     Carpentry

4.01     Build new one-hour rated tenant-to-tenant demising wall, as per plan.

4.02 Build new steel stud and 1/2" GWB partitions from slab to underside of acoustical ceiling grid.

4.03     Supply and install "C" rated entrance doors, as per plan.

4.04     Replace damaged acoustical tile, as required.

4.05     Prepare all new and existing GWB to receive wall finish.

4.06     Supply and install blocking for cabinetry.

4.07     Supply and install labor to install millwork at kitchen and cubes.

4.08     Relocate building stock door jambs.

4.09     Remove and discard existing partitions, as per plan.

4.10     Supply and install low height partition, with wood cap, as per plan.

5.00     Millwork

5.01     Supply plastic laminate base and wall cabinet.

5.02     Supply plastic laminate counter at kitchen and cubes.

6.00     Wall Finish

6.01 Paint to cover all new and existing exposed GWB surfaces. (Paint to be flat latex, one (1) color; choice by Tenant.)

6.02 Paint to cover kitchen utilizing latex semi-gloss, one (1) color; choice by Tenant.

Scope Of Work - EPL Technologies, Inc.
Page 3
August 22, 1996

6.00     Wall Finish (cont.)

6.03 Paint/finish doors and frames (frame color choice by Tenant). Apply urethane at previously urethane door surface.

6.04 Supply and install vinyl wall covering, as per plan, at Rooms 205 and 212.

6.05     Supply and install stain and finish at wood cap.

6.06     "Spray" ceiling grid and tile.

7.00     Overhead Doors & Docks - N/A

8.00     Finish Floor

8.01     Remove and discard existing carpet, base and V.C.T.

8.02 Supply and install carpet, as per plan. Base carpet 26 oz. level loop, as per plan (color choice by Tenant).

8.03     Supply and install upgrade carpet, as per plan, at Rooms 212 and 205.

8.04     Supply and install V.C.T., as per plan (color choice by Tenant).

8.05 Supply and install vinyl base at all G.W.B. partitions, one (1) color choice by Tenant.

8.06     Prepare floor as necessary to receive carpet.

9.00     Electric

9.01     Supply and install up to forty (40) wall mounted outlets.

9.02 Supply and install up to twenty (20) wall mounted wall switches (to control existing light fixtures.)

9.03 Re-tube and re-zone all existing florescent light fixtures. (Re-zone as per new partition layout.)

9.04 Supply and install battery back-up exit and emergency light fixtures. (Re-zone as per new partition layout.)

9.05     Perform miscellaneous demolition as required.

Scope Of Work - EPL Technologies, Inc.
Page 4
August 22, 1996

 9.06 Supply and install high hat fixtures, as per plan, at Rooms 212 and 205.

10.00    Exterior & Interior Glazing - N/A

11.00    Caulking & Seal Coating - N/A

12.00    Concrete & Masonry - N/A

13.00    Asphalt Paving - N/A

14.00    Insulation - N/A

15.00    Roofing - N/A

16.00    Site Work - N/A

17.00    Structural Steel - N/A

18.00    Architecturals & Permits

18.01 Provide architectural drawing suitable for submission to Pennsylvania L & I for State permit.

18.02    Apply for State and local permit.

19.00    General Conditions

19.01    Provide ongoing general clean up and final clean up of work area.

19.02    Provide for trash removal as needed.

                                    EXHIBIT D

                        DISCLOSURE AND WAIVER RELATING TO
                CONFESSION OF JUDGMENT AND EXECUTION PROCEEDINGS

Tenant:      EPL Technologies, Inc., a Colorado corporation

Landlord:    K/B Fund II, a Delaware general partnership

Premises:    6,674  square feet known as Suite 245
             Scott Way, Tinicum Township
             Delaware County, Pennsylvania

Lease:       Lease dated 9-11-96 between Landlord and Tenant for the Premises

Tenant is executing the above referenced Lease on the date set forth below.

A. TENANT ACKNOWLEDGES AND UNDERSTANDS THAT THE LEASE CONTAINS PROVISIONS UNDER WHICH LANDLORD MAY ENTER JUDGMENT BY CONFESSION IN EJECTMENT AGAINST THE TENANT. BEING FULLY AWARE OF TENANT'S RIGHT TO PRIOR NOTICE AND A HEARING IN CONNECTION WITH THE JUDGMENT OR OTHER CLAIMS THAT MY BE ASSERTED AGAINST THE TENANT BY LANDLORD THEREUNDER BEFORE JUDGMENT IS ENTERED, THE TENANT HEREBY VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY WAIVES ALL SUCH RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LANDLORD'S ENTERING JUDGMENT AGAINST IT BY CONFESSION PURSUANT TO THE TERMS THEREOF.

B. THE TENANT HEREBY REPRESENTS, WARRANTS AND CERTIFIED TO LANDLORD THAT: (1) TENANT IS REPRESENTED BY COUNSEL OR HAD THE ABILITY TO HAVE COUNSEL PRESENT AND AGREES TO AND UNDERSTANDS THE ABOVE TERMS EXPLICITLY; (2) TENANT'S ANNUAL INCOME EXCEEDS $10,000; AND (3) TENANT HAS RECEIVED A COPY OF THIS DISCLOSURE AND WAIVER AT THE TIME OF EXECUTION.


                                       TENANT:       EPL Technologies, Inc., a
                                                     Colorado corporation


                                       By: /s/ Paul L. Devine
                                          ------------------------------
                                       Date of Execution:

                                                9-3, 1996
                                       ---------------------------------